SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 19, 2003

Date of Earliest Event Reported: August 14, 2003

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands

(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376
(Commission File Number)	(I.R.S. Employer Identification No.)

275 Sacramento Street

San Francisco, California 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

Item 9.	Regulation FD Disclosure (information being furnished pursuant to Item 12. “Results of Operations and Financial Condition.”)

On August 14, 2003, OpenTV Corp. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for the quarter ended June 30, 2003. In connection with the Press Release, the Company conducted a conference call (the “Conference Call”) on August 14, 2003, to discuss the Company’s second quarter 2003 financial results.

This Form 8-K, the Press Release attached hereto as Exhibit 99.1 and the transcript of the Conference Call attached hereto as Exhibit 99.2 are being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2003

OPENTV CORP.

By:	/s/ CRAIG M. WAGGY
Name:	Craig M. Waggy
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued August 14, 2003 by the Registrant.

99.2	Transcript of Conference Call conducted by the Registrant on August 14, 2003.